UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2025

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.625% Non-Cumulative Preferred Stock, Series Q, $0.01 par value	MS/PQ	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Morgan Stanley (the “Company”) held on Thursday, May 15, 2025, shareholders approved the amended and restated Equity Incentive Compensation Plan (the “EICP”) to increase the number of shares of common stock available to be granted under the EICP by 50 million shares and to extend the term of the EICP for an additional three years.

For a description of the terms and conditions of the EICP, as amended and restated as of March 31, 2025, see “Summary of the EICP as Proposed to be Amended and Restated” under “Item 4 – Company Proposal to Approve the Amended and Restated Equity Incentive Compensation Plan” in the proxy statement filed with the Securities and Exchange Commission on April 4, 2025 for the Annual Meeting (the “2025 Proxy”), which description is incorporated herein by reference.  The description of the EICP contained in the 2025 Proxy is qualified in its entirety by reference to the full text of the EICP, a copy of which is filed hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company in attendance (the “Shareholders”), constituting a quorum under the Amended and Restated Bylaws of the Company, voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2025 fiscal year, (iii) approve the compensation of the Company’s named executive officers, as disclosed in the 2025 Proxy (a non-binding advisory vote) and (iv) approve the amended and restated EICP.  The Shareholders also voted on a shareholder proposal requesting annual disclosure of the Company’s Energy Supply Ratio (as defined in the 2025 Proxy) (the “Shareholder Proposal”).

At the Annual Meeting, all nominees for election to the Board were elected by the Shareholders.  The Shareholders also voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2025 fiscal year. The proposals (i) to approve the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy, through an advisory vote, and (ii) to approve the amended and restated EICP were also approved by the Shareholders.  The Shareholder Proposal was not approved by the Shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below.  The Company’s independent inspector of election reported the final vote of the Shareholders as follows:

1 .	Election of Directors	FOR	AGAINST	ABSTAIN	Broker Non-vote
	Megan Butler	1,325,682,394	3,383,052	1,326,900	130,506,286
	Thomas H. Glocer	1,298,548,057	30,576,100	1,268,189	130,506,286
	Robert H. Herz	1,295,221,709	33,789,733	1,380,904	130,506,286
	Erika H. James	1,311,334,394	17,329,622	1,728,330	130,506,286
	Hironori Kamezawa	1,319,572,510	9,544,798	1,275,038	130,506,286
	Shelley B. Leibowitz	1,325,765,873	3,345,712	1,280,761	130,506,286
	Jami Miscik	1,322,325,401	6,854,556	1,212,389	130,506,286
	Masato Miyachi	1,319,672,470	9,528,985	1,190,891	130,506,286
	Dennis M. Nally	1,303,396,404	25,644,156	1,351,786	130,506,286
	Douglas L. Peterson	1,324,897,341	4,187,132	1,307,873	130,506,286
	Edward Pick	1,268,775,735	60,532,373	1,084,238	130,506,286
	Mary L. Schapiro	1,316,745,517	11,908,063	1,738,766	130,506,286
	Perry M. Traquina	1,324,016,881	5,046,870	1,328,595	130,506,286
	Rayford Wilkins, Jr.	1,242,807,300	86,280,988	1,304,058	130,506,286

2.	Ratification of Appointment of Independent Auditor	1,404,317,756	55,176,216	1,404,660	*

3.	Approval of Compensation of Executives (Non-Binding Advisory Vote)	1,269,649,962	56,388,517	4,353,867	130,506,286

4.	Approval of Amended and Restated Equity Incentive Compensation Plan	1,048,246,791	279,380,015	2,765,540	130,506,286

5.	Shareholder Proposal Requesting Annual Disclosure of the Company’s Energy Supply Ratio	171,283,160	1,148,169,279	10,939,907	130,506,286

__________________

* Not applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Morgan Stanley Equity Incentive Compensation Plan, as amended and restated as of March 31, 2025.
101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline Extensible Business Reporting Language (“Inline XBRL”).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	May 16, 2025	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary